Exhibit 99.1

Acacia Research Corporation Reports Third Quarter 2025 Financial Results
Total Revenue of $59.4 million, Up 155% Year Over Year
GAAP Net Loss of ($2.7) million and GAAP Diluted EPS of ($0.03)
Adjusted Net Loss1 of ($1.1) million and Adjusted Diluted EPS1 of $(0.01)
Total Company Adjusted EBITDA1 of $8.0 million and Operated Segment Adjusted EBITDA1 of $12.6 million
Total Cash, Cash Equivalents, Equity Securities and Loans Receivable of $332.4 million, or $3.45 per share
New York, NY, November 5, 2025 - Acacia Research Corporation (Nasdaq: ACTG) (“Acacia” or the “Company”), which acquires and operates businesses across the industrial, energy and technology sectors, today reported financial results for the three and nine months ended September 30, 2025. The Company also posted its third quarter 2025 earnings presentation on its website at www.acaciaresearch.com under Quarterly Results.
Martin (“MJ”) D. McNulty, Jr., Chief Executive Officer, stated, “Acacia delivered strong financial and operating results in the third quarter as we recorded total revenue of $59.4 million, Total Company Adjusted EBITDA of $8.0 million and Operated Segment Adjusted EBITDA of $12.6 million, with all metrics up significantly year-over-year. Against the backdrop of persistent macroeconomic uncertainty, our teams continued to execute against our disciplined and operationally focused strategy. We implemented several initiatives across our operating businesses, including targeted pricing strategies and cost savings measures to mitigate ongoing tariff pressures and streamline operations, all of which contributed to our strong quarterly performance.
Looking ahead, our focus remains on leveraging our significant capital base and experienced management team to drive long-term growth across our operating businesses. As of the end of the third quarter, cash, cash equivalents, equity securities and loans receivable was approximately $332.4 million, or $3.45 per share. Our strong cash position and balance sheet provides us with the flexibility to pursue accretive organic and inorganic growth opportunities across our businesses to create differentiated value for our shareholders.”
Third Quarter 2025 Highlights
•Total revenue of $59.4 million for the quarter, up 155% compared to $23.3 million for the prior-year quarter, primarily driven by $30.8 million in revenue from our third full quarter of Manufacturing Operations.
•GAAP Net Loss of ($2.7) million, or ($0.03) GAAP Diluted EPS, for the three months ended September 30, 2025.
•Adjusted Net Loss of ($1.1) million, or ($0.01) Adjusted Diluted EPS, for the three months ended September 30, 2025.
•Operated Segment Adjusted EBITDA of $12.6 million for the three months ended September 30, 2025.
•Total Company Adjusted EBITDA of $8.0 million for the three months ended September 30, 2025.
•At quarter end, cash, cash equivalents, equity securities and loans receivable was approximately $332.4 million, or $3.45 per share.
1 Adjusted Net Income (Loss), Adjusted Diluted Earnings Per Share (EPS), Total Company Adjusted EBITDA and Operated Segment Adjusted EBITDA are non-GAAP financial measures. See below for reconciliations of Adjusted Net Income (Loss), Adjusted Diluted EPS, and Total Company Adjusted EBITDA to their most directly comparable GAAP financial measure. For the definition of these measures and a reconciliation of the components of Operated Segment Adjusted EBITDA to their most directly comparable GAAP financial measures, see the accompanying supplemental information section.

Revenue
The following table provides a breakdown of the Company’s total revenue for the three and nine months ended September 30, 2025 and September 30, 2024. For the purposes of financial reporting, Acacia's operations are broken out as follows: Energy Operations (Benchmark), Industrial Operations (Printronix), Manufacturing Operations (Deflecto) and Intellectual Property Operations (Acacia Research Group).

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(In thousands, unaudited)
Energy Operations	$14,176	15,817	47,799	31,843
Industrial Operations	6,660	7,007	20,926	22,183
Manufacturing Operations	30,815	—	88,351	—
Intellectual Property Operations	7,795	486	78,029	19,442
Total Revenues	$59,446	$23,310	$235,105	$73,468
Adjusted EBITDA
The following table provides a reconciliation of consolidated Net Income (Loss), the most directly comparable GAAP measure, to Total Company Adjusted EBITDA for the three and nine months ended September 30, 2025 and September 30, 2024.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(In thousands, unaudited)
GAAP Net Income (Loss)	$(2,730)	$(13,996)	$18,264	$(22,628)
Net (Income) Loss Attributable to Noncontrolling Interests	336	2,339	1,433	1,953
Income Tax Expense (Benefit)	(968)	5,497	5,660	(2,673)
Interest Expense	2,230	1,945	7,010	4,085
Interest (Income)	(3,001)	(4,540)	(8,447)	(14,573)
(Gain) Loss on Foreign Currency Exchange	30	(130)	(405)	72
Net Realized and Unrealized (Gain) Loss on Derivatives	(1,872)	(8,034)	(3,486)	(5,546)
Net Realized and Unrealized (Gain) Loss on Investments	(900)	4,074	(1,854)	6,658
Non-recurring Legacy Legal Expense	—	2,000	—	14,857
Other (Income) Expense, net	449	573	1,319	678
GAAP Operating Income (Loss)	$(6,426)	$(10,272)	$19,494	$(17,117)
Depreciation, Depletion & Amortization	10,836	9,762	32,891	21,735
Stock-Based Compensation	1,875	781	3,751	2,530
Realized Hedge Gain (Loss)	1,165	715	1,991	1,628
Transaction-Related Costs	497	320	1,288	542
Legacy Matter Costs	3	368	12	2,777
Severance Costs	18	—	1,113	—
Total Company Adjusted EBITDA	$7,968	$1,674	$60,540	$12,095

The following table provides the Adjusted EBITDA for each of the Company’s operating segments for the three and nine months ended September 30, 2025 and September 30, 2024.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(In thousands, unaudited)
Energy Operations Adjusted EBITDA[2]	$6,147	$8,442	$21,034	$16,859
Industrial Operations Adjusted EBITDA[2]	828	579	2,469	2,925
Manufacturing Operations Adjusted EBITDA[2]	2,598	—	6,311	—
Operated Segment Adjusted EBITDA (excluding Intellectual Property Operations)	$9,573	$9,021	29,814	19,784
Intellectual Property Operations Adjusted EBITDA[2]	3,004	(2,139)	44,208	6,330
Operated Segment Adjusted EBITDA	$12,577	$6,882	74,022	26,114
Parent Costs[2]	(4,609)	(5,208)	(13,482)	(14,019)
Total Company Adjusted EBITDA	$7,968	$1,674	$60,540	$12,095
Adjusted Net Income (Loss) and Adjusted Diluted EPS
The following table provides a reconciliation of Net Income (Loss), the most directly comparable GAAP measure, to Adjusted Net Income (Loss) and Adjusted Diluted EPS for the three and nine months ended September 30, 2025 and September 30, 2024.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
	(In thousands, except share and per share data, unaudited)
GAAP Net Income (Loss)	$(2,730)	$(13,996)	$18,264	$(22,628)
Non-recurring Legacy Legal Expense	—	2,000	—	14,857
Legacy Matter Costs[3]	3	368	262	2,777
Stock-Based Compensation	1,875	781	3,751	2,530
Severance Costs	18	—	1,113	—
Transaction-Related Costs	497	235	1,288	398
Amortization of Acquired Intangibles	855	433	2,622	1,299
Unrealized Loss (Gain) on Securities	(900)	4,074	1,658	35,519
Unrealized Loss (Gain) on Hedges	(519)	(5,382)	(1,099)	(3,027)
Tax Effect of Adjustments	(154)	5,412	(1,779)	(10,712)
Adjusted Net Income (Loss)	$(1,055)	$(6,075)	26,080	21,013

GAAP Diluted EPS	$(0.03)	$(0.14)	$0.19	$(0.23)
GAAP diluted weighted average shares	96,445,160	99,854,723	97,038,414	99,893,336
Adjusted Diluted EPS	$(0.01)	$(0.06)	$0.27	$0.21
Adjusted diluted weighted average shares	96,445,160	99,854,723	97,038,414	100,714,012
2 Energy Operations Adjusted EBITDA, Industrial Operations Adjusted EBITDA, Manufacturing Operations Adjusted EBITDA, Intellectual Property Operations Adjusted EBITDA, and Parent Costs are non-GAAP financial measures. For the definitions of these measures and reconciliations of these measures to the most directly comparable GAAP financial measures, see the accompanying supplemental information section.
3 Legacy Matter Costs for the nine months ended September 30, 2025 includes $250,000 related to a one-time legacy tax matter at Printronix that has been settled, which amount is included within Other Expense, Net in Acacia's condensed consolidated statement of operations.

Free Cash Flow4
The following table provides a reconciliation of Free Cash Flow (“FCF”) for the three and nine months ended September 30, 2025.

	Three Months Ended September 30, 2025
	Energy Operations	Industrial Operations	Manufacturing Operations	Intellectual Property Operations	Parent Costs	Consolidated Total
	(In thousands, unaudited)
Net Cash from Operating Activities (GAAP)	$5,858	$710	$2,227	$2,693	$(1,941)	$9,547
Less: Capital Expenditures	(1,586)	(11)	(252)	(7)	2	(1,854)
Free Cash Flow (Non-GAAP)	$4,272	$699	$1,975	$2,686	$(1,939)	$7,693

	Nine Months Ended September 30, 2025
	Energy Operations	Industrial Operations	Manufacturing Operations	Intellectual Property Operations	Parent Costs	Consolidated Total
	(In thousands, unaudited)
Net Cash from Operating Activities (GAAP)	$17,342	$4,135	$4,352	$44,474	$(8,211)	$62,092
Less: Capital Expenditures	(5,439)	(39)	(665)	(7)	(7)	(6,157)
Free Cash Flow (Non-GAAP)	$11,903	$4,096	$3,687	$44,467	$(8,218)	$55,935
Balance Sheet and Capital Structure
•Cash, cash equivalents, equity securities measured at fair value and loans receivable totaled $332.4 million at September 30, 2025 compared to $297.0 million at December 31, 2024, an increase of $35.4 million. This increase in cash during the nine months ended September 30, 2025 was primarily due to cash generated from operating activities across all Operated Segments of $70.3 million. Cash was reduced by $2.2 million from net purchases of equity securities, Parent Costs of $8.2 million and further by $5.4 million and $0.7 million of capital expenditures at Benchmark and Deflecto, respectively, as well as $4.2 million in spend at Benchmark for new oil and gas leasehold interests. Additionally, cash used in financing activities reduced cash by $20.7 million, primarily from $12.0 million of debt repayment on the Benchmark revolving credit facility and $12.1 million of debt repayment on the Deflecto facility, offset by a $4.0 million draw on the Benchmark revolving credit facility for the purchase of additional leasehold interests.
•Equity securities without readily determinable fair value totaled $5.8 million at September 30, 2025, unchanged from December 31, 2024.
•Investment securities representing equity method investments totaled $19.9 million at September 30, 2025 (net of noncontrolling interests), unchanged from December 31, 2024. Acacia owns 64% of MalinJ1, which results in a 26% indirect ownership stake in Viamet Pharmaceuticals, Inc. for Acacia.
•Loans receivable totaled $3.4 million at September 30, 2025, which represents the commercial loans collateralized by Bitcoin that Acacia has purchased through its partnership with Unchained Capital.
•The Parent company’s total indebtedness was zero at September 30, 2025. On a consolidated basis, Acacia’s total indebtedness was $94.0 million, consisting of $58.5 million in non-recourse debt at Benchmark and $35.5 million in non-recourse debt at Deflecto as of September 30, 2025.
Book Value as of September 30, 2025
At September 30, 2025, Acacia’s book value (which includes noncontrolling interests) was $576.8 million and there were 96.5 million shares of common stock outstanding, for a book value per share of $5.98. This value is impacted by one-time expenses and other adjustments detailed in the above reconciliation from GAAP Net Income (Loss) to Adjusted Net Income (Loss).
Investor Conference Call
The Company will host a conference call today, November 5, 2025 at 8:00 a.m. Eastern Time (5:00 a.m. Pacific Time).
To access the live call, please dial 877-545-0523 (U.S. and Canada) or 973-528-0016 (international) and if requested, reference the access code “796337.” The conference call will also be simultaneously webcast at https://
4 Free Cash Flow (FCF) is a non-GAAP financial measure. For a definition of this measure, see the accompanying supplemental information section.

www.webcaster5.com/Webcast/Page/2371/53117 and on the investor relations section of the Company’s website at http://www.acaciaresearch.com under Events. Following the conclusion of the live call, a replay of the webcast will be available on the Company's website for at least 30 days.
About the Company
Acacia (Nasdaq: ACTG) is a publicly traded company that is focused on acquiring and operating attractive businesses across the industrial, energy and technology sectors where it believes it can leverage its expertise, significant capital base, and deep industry relationships to drive value. Acacia evaluates opportunities based on the attractiveness of the underlying cash flows, without regard to a specific investment horizon. Acacia operates its businesses based on three key principles of people, process and performance and has built a management team with demonstrated expertise in research, transactions and execution, and operations and management. Additional information about Acacia and its subsidiaries is available at www.acaciaresearch.com.
Safe Harbor Statement
This news release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon the Company’s current expectations and speak only as of the date hereof. All statements other than statements of historical fact are forward-looking statements and include statements related to estimates and projections with respect to, among other things, the Company’s anticipated financial condition, operating performance, the value of the Company’s assets, general economic and market conditions and other future circumstances and events. This news release attempts to identify forward-looking statements by using words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “focus,” “future,” “guidance,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target” and “will,” and similar words and expressions; however, the absence of these words does not mean that the statements are not forward-looking. While the Company believes its assumptions concerning future events are reasonable, a number of factors could cause actual results to differ materially and adversely from those expressed or implied in any forward-looking statements, including, but not limited to: the Company’s ability to successfully identify, diligence, complete, and integrate strategic acquisitions of businesses, divisions, and/or assets, the performance of the Company’s businesses, divisions, and/or assets, disruptions or uncertainty caused by an ability to retain or changes to the employees or management teams of the Company’s businesses, changes to the Company’s relationship and arrangements with Starboard Value LP, any inability of the Company’s operating businesses to execute on their business and, with respect to Benchmark, hedging strategy, risks related to price and other fluctuations in the oil and gas market, inflationary pressures, supply chain disruptions or labor shortages, the impact of tariffs and trade policy, non-performance by third parties of contractual or legal obligations, changes in the Company’s credit ratings or the credit ratings of the Company’s businesses, security threats, including cybersecurity threats and disruptions to the Company’s business and operations from breaches of information technology systems, or breaches of information technology systems, facilities and infrastructure of third parties with which the Company transacts business, oil or natural gas production becoming uneconomic, causing write downs or adversely affecting Benchmark’s ability to borrow, Benchmark’s ability to replace reserves and efficiently develop current reserves, risks, operational hazards, unforeseen interruptions and other difficulties involved in the production of oil and natural gas, the impact of any seismic events, environmental liability risk, regulatory changes related to the oil and gas industry, the ability to successfully develop licensing programs and attract new business, changes in demand for current and future intellectual property rights, legislative, regulatory and competitive developments addressing licensing and enforcement of patents and/or intellectual property in general, the decrease in demand for Printronix' products, changes in safety, health, environmental, tax and other regulations, requirements or initiatives, hazards such as weather conditions, a health pandemic (similar to COVID-19), acts of war or terrorist acts and the government or military response thereto, general economic conditions, and the success of the Company’s investments. For further discussions of risks and uncertainties, you should refer to the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, actual results may differ materially as a result of additional risks and uncertainties of which the Company is currently unaware or which the Company does not currently view as material. Except as otherwise required by applicable law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.
Investor Contact:
Gagnier Communications
ir@acaciares.com

ACACIA RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)

	September 30, 2025	December 31, 2024
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$301,780	$273,880
Equity securities	27,193	23,135
Equity securities without readily determinable fair value	5,816	5,816
Equity method investments	30,934	30,934
Loans receivable	3,392	—
Accounts receivable, net	27,141	26,909
Inventories	26,490	27,485
Prepaid expenses and other current assets	17,891	31,987
Total current assets	440,637	420,146

Property, plant and equipment, net	22,188	23,865
Oil and natural gas properties, net	188,877	191,680
Goodwill	25,695	29,339
Other intangible assets, net	55,458	55,429
Operating lease, right-of-use assets	11,643	9,287
Deferred income tax assets, net	16,939	20,233
Other non-current assets	7,434	6,415
Total assets	$768,871	$756,394

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$13,331	$12,074
Accrued expenses and other current liabilities	20,326	20,575
Accrued compensation	7,990	6,277
Current asset retirement obligation	1,569	1,546
Royalties and contingent legal fees payable	6,978	5,448
Deferred revenue	853	1,319
Current portion of long-term debt	—	2,400
Total current liabilities	51,047	49,639

Asset retirement obligation	32,232	31,070
Long-term lease liabilities	8,713	6,778
Deferred income tax liabilities, net	2,609	2,609
Benchmark revolving credit facility	58,500	66,500
Deflecto facility	35,519	45,088
Other long-term liabilities	3,413	2,091
Total liabilities	192,033	203,775

Commitments and contingencies

Stockholders' equity:
Preferred stock, par value $0.001 per share; 10,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock, par value $0.001 per share; 300,000,000 shares authorized; 96,460,378 and 96,048,999 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	96	96
Treasury stock, at cost, 20,542,064 shares as of September 30, 2025 and December 31, 2024, respectively	(118,542)	(118,542)
Accumulated other comprehensive income (loss)	231	(1,180)
Additional paid-in capital	913,348	910,237
Accumulated deficit	(257,522)	(275,786)
Total Acacia Research Corporation stockholders' equity	537,611	514,825

Noncontrolling interests	39,227	37,794

Total stockholders' equity	576,838	552,619

Total liabilities and stockholders' equity	$768,871	$756,394

ACACIA RESEARCH CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)
(In thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

Revenues:
Intellectual property operations	$7,795	$486	$78,029	$19,442
Industrial operations	6,660	7,007	20,926	22,183
Energy operations	14,176	15,817	47,799	31,843
Manufacturing operations	30,815	—	88,351	—
Total revenues	59,446	23,310	235,105	73,468

Costs and expenses:
Cost of revenues - intellectual property operations	8,301	5,707	42,771	18,473
Cost of revenues - industrial operations	3,376	3,523	10,846	10,849
Cost of production - energy operations	11,880	11,729	36,887	23,082
Cost of revenues - manufacturing operations	23,285	—	66,518	—
Sales and marketing expenses - industrial and manufacturing operations	3,080	1,391	9,773	4,333
General and administrative expenses	15,950	11,232	48,816	33,848
Total costs and expenses	65,872	33,582	215,611	90,585
Operating (loss) income	(6,426)	(10,272)	19,494	(17,117)

Other income (expense):
Equity securities investments:
Change in fair value of equity securities	900	(4,074)	(1,658)	(35,519)
Gain on sale of equity securities	—	—	3,512	28,861
Net realized and unrealized gain (loss)	900	(4,074)	1,854	(6,658)
Non-recurring legacy legal expense	—	(2,000)	—	(14,857)
Gain on derivatives - energy operations	1,872	8,034	3,486	5,546
(Loss) gain on foreign currency exchange	(30)	130	405	(72)
Interest expense	(2,230)	(1,945)	(7,010)	(4,085)
Interest income	3,001	4,540	8,447	14,573
Other expense, net	(449)	(573)	(1,319)	(678)
Total other income (expense)	3,064	4,112	5,863	(6,231)

(Loss) income before income taxes	(3,362)	(6,160)	25,357	(23,348)

Income tax benefit (expense)	968	(5,497)	(5,660)	2,673

Net (loss) income including noncontrolling interests in subsidiaries	(2,394)	(11,657)	19,697	(20,675)

Net loss (income) attributable to noncontrolling interests in subsidiaries	(336)	(2,339)	(1,433)	(1,953)

Net (loss) income attributable to Acacia Research Corporation	$(2,730)	$(13,996)	$18,264	$(22,628)

(Loss) income per share:
Net (loss) income attributable to common stockholders - Basic	$(2,730)	$(13,996)	$18,264	$(22,628)
Weighted average number of shares outstanding - Basic	96,445,160	99,854,723	96,237,282	99,893,336
Basic net (loss) income per common share	$(0.03)	$(0.14)	$0.19	$(0.23)
Net (loss) income attributable to common stockholders - Diluted	$(2,730)	$(13,996)	$18,264	$(22,628)
Weighted average number of shares outstanding - Diluted	96,445,160	99,854,723	97,038,414	99,893,336
Diluted net (loss) income per common share	$(0.03)	$(0.14)	$0.19	$(0.23)

Other comprehensive (loss) income:
Foreign currency translation	$(114)	$—	$1,411	$—
Total other comprehensive (loss) income, net	(114)	—	1,411	—
Total comprehensive (loss) income	(2,508)	(11,657)	21,108	(20,675)
Comprehensive loss (income) attributable to noncontrolling interests	(336)	(2,339)	(1,433)	(1,953)
Comprehensive (loss) income attributable to Acacia Research Corporation	(2,844)	(13,996)	19,675	(22,628)

ACACIA RESEARCH CORPORATION - SUPPLEMENTAL INFORMATION
NON-GAAP FINANCIAL MEASURE
This earnings release includes Adjusted EBITDA on a consolidated basis and for each of the Company’s segments. Total Company Adjusted EBITDA, Operated Segment Adjusted EBITDA and Adjusted EBITDA and Free Cash Flow (FCF) for each of the Company’s segments are supplemental non-GAAP financial measures used by management and external users of the Company’s consolidated financial statements. This earnings release also includes the Company’s Adjusted Net Income (Loss) and Adjusted Diluted Earnings Per Share (EPS), which are non-GAAP financial measures. GAAP refers to generally accepted accounting principles in the United States. A non-GAAP financial measure is a numerical measure of historical or future performance, financial position or cash flow that includes or excludes amounts that are excluded or included, respectively, in the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.
Total Company Adjusted EBITDA is defined as net income / (loss) before net income / (loss) attributable to noncontrolling interests, income tax (benefit) / expense, interest expense, interest income, and other expense, net and loss / (gain) on foreign currency exchange, net realized and unrealized (gain) / loss on derivatives, net realized and unrealized loss / (gain) on investments, non-recurring legacy legal expenses, depreciation, depletion and amortization, stock-based compensation, realized hedge gain / (loss), transaction-related costs, and costs related to the legacy items. Operated Segment Adjusted EBITDA is the aggregate of Energy Operations Adjusted EBITDA, Manufacturing Operations Adjusted EBITDA, Industrial Operations Adjusted EBITDA, and Intellectual Property Operations Adjusted EBITDA. See below for the definition of each of those measures. The Company is providing Total Company Adjusted EBITDA and Operated Segment Adjusted EBITDA, non-GAAP financial measures, because management believes these metrics provide investors with useful supplemental information in comparing the operating results across reporting periods by excluding items that are not considered indicative of core operating performance. These measures are not intended to replace the presentation of financial results in accordance with GAAP and may be different from or otherwise inconsistent with similar non-GAAP financial measures used by other companies. The presentation of these non-GAAP financial measures supplements other metrics the Company uses to internally evaluate its subsidiary businesses and facilitate the comparison of past and present operating performance. These measures should not be considered in isolation or as a substitute for measures calculated and presented in accordance with GAAP.
Energy Operations
Energy Operations Adjusted EBITDA is defined as operating income / (loss) for Acacia’s Energy Operations before depreciation, depletion and amortization expense and transaction-related costs, and including realized hedge gain / (loss). The Company is providing its Energy Operations Adjusted EBITDA, a non-GAAP financial measure, because the metric provides investors with useful supplemental information in comparing the operating results across reporting periods by excluding items that are not considered indicative of core operating performance.
Industrial Operations
Industrial Operations Adjusted EBITDA is defined as operating income / (loss) for Acacia’s Industrial Operations before amortization of acquired intangibles and depreciation and amortization expense. The Company is providing its Industrial Operations Adjusted EBITDA, a non-GAAP financial measure, because the metric provides investors with useful supplemental information in comparing the operating results across reporting periods by excluding items that are not considered indicative of core operating performance.
Intellectual Property Operations
Intellectual Property Operations Adjusted EBITDA is defined as operating income / (loss) for Acacia’s Intellectual Property Operations before patent amortization, depreciation expense and stock-based compensation. The Company is providing Intellectual Property Operations Adjusted EBITDA, a non-GAAP financial measure, because the metric provides investors with useful supplemental information in comparing the operating results across reporting periods by excluding items that are not considered indicative of core operating performance.
Manufacturing Operations
Manufacturing Operations Adjusted EBITDA is defined as operating income / loss for Acacia’s Manufacturing Operations before depreciation and amortization expense, severance, and transaction-related costs. The Company is providing its Manufacturing Operations Adjusted EBITDA, a non-GAAP financial measure, because the metric provides investors with useful supplemental information in comparing the operating results across reporting periods by excluding items that are not considered indicative of core operating performance.
Parent Costs are defined as operating income / (loss) attributable to Parent before depreciation and amortization expense, stock-based compensation, transaction-related costs, and costs related to certain legacy matters attributable to the Parent organization. The Company is providing Parent Costs, a non-GAAP financial measure, because it believes it gives investors a clear picture of normalized Parent-level expenses.
Free Cash Flow is defined as net cash provided by (used in) operating activities, less net purchases of property and equipment, and patent acquisitions (“Capital Expenditures”). The Company is providing Free Cash Flow, a non-GAAP financial measure, because it believes free cash flow gives investors a good sense of how much cash flows are available to be used for de-levering, making acquisitions, repurchasing shares or similar uses of cash.
Adjusted Net Income (Loss)
Adjusted Net Income (Loss) is defined as Acacia’s GAAP Net Income (Loss) excluding costs related to certain legacy matters, stock-based compensation, transaction-related costs, amortization of acquired intangibles, any unrealized (gain) / loss on securities, any unrealized (gain) / loss on hedges, and any (gain) / loss on non-cash derivatives and taking into account the tax effect(s) of those adjustments. The Company is providing Adjusted Net Income (Loss), a non-GAAP financial measure, because the metric provides investors with useful supplemental information in comparing the operating results across reporting periods by excluding items that are not considered indicative of core operating performance.
Adjusted Diluted Earnings Per Share (EPS)
Adjusted Diluted EPS is defined as Adjusted Net Income (Loss) divided by the Company’s weighted average diluted share count as of the relative period end date. The Company is providing its Adjusted Diluted EPS, a non-GAAP financial measure, because the metric provides investors with useful supplemental information in comparing the operating results across reporting periods by excluding items that are not considered indicative of core operating performance.
The following tables reconcile Operating Income (Loss), the most directly comparable GAAP financial measure, to Adjusted EBITDA for each of the Company’s operating segments and for Parent Costs for the three and nine months ended September 30, 2025 and September 30, 2024.

	Three Months Ended September 30, 2025
Adjusted EBITDA	Energy Operations	Industrial Operations	Manufacturing Operations		Intellectual Property Operations	Parent Costs	Consolidated Total
	(In thousands, unaudited)
GAAP Operating Income (Loss)	$1,134	$288	$1,126		$(2,420)	$(6,554)	$(6,426)
Depreciation, Depletion & Amortization	3,848	540	1,148		5,286	14	10,836
Stock-Based Compensation	—	—	—		138	1,737	1,875
Realized Hedge Gain (Loss)	1,165	—	—		—	—	1,165
Transaction-Related Costs	—	—	306	—	—	191	497
Legacy Matter Costs	—	—	—		—	3	3
Severance Costs	—	—	18		—	—	18
Adjusted EBITDA	$6,147	$828	$2,598		$3,004	$(4,609)	$7,968
Parent Interest Income						$2,860

	Three Months Ended September 30, 2024
Adjusted EBITDA	Energy Operations	Industrial Operations	Manufacturing Operations	Intellectual Property Operations	Parent Costs	Consolidated Total
	(In thousands, unaudited)
GAAP Operating Income (Loss)	$3,064	$(101)	$—	$(7,138)	$(6,097)	$(10,272)
Depreciation, Depletion & Amortization	4,343	680	—	4,714	25	9,762
Stock-Based Compensation	—	—	—	285	496	781
Realized Hedge Gain (Loss)	715	—	—	—	—	715
Transaction-Related Costs	320	—	—	—	—	320
Legacy Matter Costs	—	—	—	—	368	368
Severance Costs	—	—	—	—	—	—
Adjusted EBITDA	$8,442	$579	$—	$(2,139)	$(5,208)	$1,674
Parent Interest Income					$4,570

	Nine Months Ended September 30, 2025
Adjusted EBITDA	Energy Operations	Industrial Operations	Manufacturing Operations	Intellectual Property Operations	Parent Costs	Consolidated Total
	(In thousands, unaudited)
GAAP Operating Income (Loss)	$7,228	$664	$771	$28,475	$(17,644)	$19,494
Depreciation, Depletion & Amortization	11,815	1,638	4,174	15,221	43	32,891
Stock-Based Compensation	—	—	—	512	3,239	3,751
Realized Hedge Gain (Loss)	1,991	—	—	—	—	1,991
Transaction-Related Costs	—	—	420	—	868	1,288
Legacy Matter Costs	—	—	—	—	12	12
Severance Costs	—	167	946	—	—	1,113
Adjusted EBITDA	$21,034	$2,469	$6,311	$44,208	$(13,482)	$60,540
Parent Interest Income					$8,069

	Nine Months Ended September 30, 2024
Adjusted EBITDA	Energy Operations	Industrial Operations	Manufacturing Operations	Intellectual Property Operations	Parent Costs	Consolidated Total
	(In thousands, unaudited)
GAAP Operating Income (Loss)	$6,469	$877	$—	$(6,109)	$(18,354)	$(17,117)
Depreciation, Depletion & Amortization	8,220	2,048	—	11,390	77	21,735
Stock-Based Compensation	—	—	—	1,049	1,481	2,530
Realized Hedge Gain (Loss)	1,628	—	—	—	—	1,628
Transaction-Related Costs	542	—	—	—	—	542
Legacy Matter Costs	—	—	—	—	2,777	2,777
Severance Costs	—	—	—	—	—	—
Adjusted EBITDA	$16,859	$2,925	$—	$6,330	$(14,019)	$12,095
Parent Interest Income					$14,677